Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the year ending June 30, 2019 of Pure Harvest Cannabis Group, Inc., a Colorado corporation (the “Company”), as filed with the Securities and Exchange Commission (the “Quarterly Report”), Matthew Gregarek, the Acting Principal Executive and Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	This Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

August 22, 2019	/s/ Matthew Gregarek
Matthew Gregarek
Acting Principal Executive and Financial Officer